UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GAMESQUARE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note: On October 21, 2025, GameSquare Holdings, Inc. (the “Company”) issued the following press release in connection with the Company’s 2025 Annual Meeting of Stockholders. A copy of the press release can be found below.

GameSquare Reminds Shareholders to Vote Ahead of November 4, 2025 Annual Meeting

The Board of Directors Urges Shareholders to Vote by October 31, 2025 at 11:59 p.m., Central Time on Proxy Proposals

ISS Recommends Shareholders Vote “FOR” on all Proposals

Frisco, Texas, October 21, 2025 — GameSquare Holdings, Inc. (“GameSquare” or the “Company”) announced that it has rescheduled its Annual Meeting of Shareholders (the “Annual Meeting”) until November 4, 2025. The Annual Meeting was adjourned to provide shareholders with additional time to vote.

Institutional Shareholder Services (ISS), an industry leading independent proxy advisory firm, has recommended that GameSquare’s shareholders vote “FOR” the Company’s four proposals, including approval of the merger agreement with the Company’s wholly owned subsidiary for the purpose of restating the Certificate of Incorporation to, among other things, increase the number of authorized shares, eliminate supermajority voting requirements to amend the Certificate of Incorporation, declassify the Board of Directors, and implement other non-material specified changes.

Insiders and major shareholders, including the Jones and Goff families, members of management and board, Ryan Zurrer and Robert Leshner, have all voted in favor of the Company’s proposals, demonstrating their continued confidence in the Company’s strategy and long-term potential.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU HOLD.

FOR ASSISTANCE WITH VOTING CONTACT Laurel Hill Advisory Group at 1-888.742.1305, or International at +1-416-304-0211, or email Jdepinto@laurelhill.com.

“We’ve received strong support from many of our shareholders, as well as ISS, widely recognized as the industry’s leading independent proxy advisory firm. This underscores the strong merit of our proposals and the value they bring to shareholders,” said Justin Kenna, CEO of GameSquare.

“A number of shareholders have already voted in favor of GameSquare’s proposals, but we need more shareholders to vote. The proposals are designed to position GameSquare for continued growth and value creation as we execute our vision for the future. Every vote matters, and I encourage all shareholders to take a few minutes to vote their shares today and make their voice heard,” Kenna concluded.

Shareholders of record as of September 5, 2025, are advised to vote their shares well in advance of the proxy voting deadline of 11:59 p.m. CT, on October 31, 2025. The proposals are included in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 8, 2025. The proxy statement is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/1714562/000164117225026855/formdef14a.htm

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL DIRECTOR NOMINEES AND PROPOSED RESOLUTIONS.

Key Proxy Proposal: Technical Statutory Merger

The primary proposal this year is the approval of a statutory merger with a wholly owned subsidiary. GameSquare will remain the surviving entity. This is a technical reorganization only and not a new merger or acquisition. The purpose of the merger is to adopt a restated set of articles of incorporation.

Approval of this proposal will allow GameSquare to:

●	Modernize and simplify its governing documents
●	Provide flexibility to support future growth and capital markets initiatives
●	Align its governance framework with current best practices

Other Proxy Proposals

In addition to the statutory merger, shareholders are being asked to consider:

●	Election of Directors with the expertise to provide strong oversight and leadership
●	Ratification of Independent Auditors to reinforce confidence in GameSquare’s financial reporting
●	Equity and Governance Matters that support attracting and retaining talent, aligning management incentives with shareholders, and strengthening corporate governance

Your Vote Matters

Every shareholder’s vote is important, regardless of the number of shares owned. Shareholders are strongly encouraged to vote as soon as possible online, by telephone, or by mailing their proxy card, as outlined in the proxy materials.

Shareholder Questions and Voting Assistance

Shareholders who have any questions or require assistance with voting may contact the Company’s proxy solicitation agent and shareholder communications advisor:

Laurel Hill Advisory Group

Toll Free (North America): 1-888.742.1305

International: +1-416-304-0211

By Email: Jdepinto@laurelhill.com

About GameSquare Holdings, Inc.

GameSquare (NASDAQ: GAME) is a cutting-edge media, entertainment, and technology company transforming how brands and publishers connect with Gen Z, Gen Alpha, and Millennial audiences. With a platform that spans award-winning creative services, advanced analytics, and FaZe Clan Esports, one of the most iconic gaming organizations, we operate one of the largest gaming media networks in North America. As a digital-native business, GameSquare provides brands with unparalleled access to world-class creators and talent, delivering authentic connections across gaming, esports, and youth culture. Complementing our operating strategy, GameSquare has developed an innovative treasury management program designed to generate yield and enhance capital efficiency, reinforcing our commitment to building a dynamic, high-performing media company at the intersection of culture, technology, and next-generation financial innovation.

To learn more, visit www.gamesquare.com.

Forward-Looking Information

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of the applicable securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward-looking statements relate, among other things, to: the Company’s future performance, returns generated by its business strategies, revenue, growth and profitability; and the Company’s ability to execute on its current and future business plans. These forward-looking statements are provided only to provide information currently available to us and are not intended to serve as and must not be relied on by any investor as, a guarantee, assurance or definitive statement of fact or probability. Forward-looking statements are necessarily based upon a number of estimates and assumptions which include, but are not limited to: the Company’s 2025 annual meeting of shareholders (the “Annual Meeting”) and corporate governance, the Company’s ability to grow its business and being able to execute on its business plans and strategies, the success of Company’s vendors and partners in their provision of services to the Company, the Company being able to recognize and capitalize on opportunities and the Company continuing to attract qualified personnel to supports its development requirements. These assumptions, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the Company’s annual meeting and corporate governance, its ability to achieve its objectives, the Company successfully executing its growth strategy, the ability of the Company to obtain future financings or complete offerings on acceptable terms, failure to leverage the Company’s portfolio across entertainment and media platforms, dependence on the Company’s key personnel and general business, economic, competitive, political and social uncertainties. These risk factors are not intended to represent a complete list of the factors that could affect the Company which are discussed in the Company’s most recent MD&A. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this news release. GameSquare assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Corporate Contact

Lou Schwartz, President

Phone: (216) 464-6400

Email: ir@gamesquare.com

Investor Relations

Andrew Berger

Phone: (216) 464-6400

Email: ir@gamesquare.com

Media Relations

Chelsey Northern / The Untold

Phone: (254) 855-4028

Email: pr@gamesquare.com